UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 30, 2007


                                  CytoDyn, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      000-49908                 75-3056237
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


                227 E. Palace Avenue, Suite M, Santa Fe, NM 87501
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

1.01 Entry into a Definitive Material Agreement
2.01 Completion of Acquisition or Disposition of Assets

On January 30, 2007 CytoDyn, Inc. entered into an Acquisition agreement with UTEK Corporation, to acquire 100% of the outstanding stock of Advanced Genetic Technologies, Inc.(AITI), a Florida Corporation in exchange for 100,000 preferred no par value stock convertible into $1.3 million worth of common unregistered restricted shares of CytoDyn, Inc stock. The option to convert is any time after twelve (12) months and before thirty six (36) months from the date of closing of the agreement.

AGTI holds the worldwide exclusive and nonexclusive license agreements from the CBR Institute for Biomedical Research affilaited with Harvard Medical School for certain biological materials.

The term of the licensing agreement is until the later of 20 years or the date the last patent expires that is owned or controlled by the Licensee.

Milestone fees are payable to the University per licensed product and due within 30 days of the event of certain occurrences required.

The University shall also receive 2% royalties of net sales of the licensed products up to $200 million and 3% royalties of net sales in excess of $200 million. In the case of a sublicense the Univeristy would get 25% of non-royalty sublicense income.

AGTI has prepaid the license fees in full for the next 7 years and has $100,000 in cash.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number                               Description
------      -------------------------------------------------------------
10.1        Agreement and Plan of Acquisition

10.2        Exclusive License Agreement

                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CytoDyn, Inc.


Date: January 31, 2007                  /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen
                                        President